EXHIBIT 99.1

Selected Financial Information and Reconciliation of GAAP Measures and non-GAAP Measures (Unaudited, in millions, except per share data)

	As Reported					Revised for Discontinued Operations					Variances
	For the Twelve Months Ended December 31,					For the Twelve Months Ended December 31,					For the Twelve Months Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007

Net sales	$3,303.6	$3,096.4	$2,847.5	$3,441.1	$3,691.7	$3,222.0	$3,017.5	$2,773.0	$3,314.5	$3,546.6	$81.6	$78.9	$74.5	$126.6	$145.1

Income from continuing operations before income taxes, a GAAP measure	$130.6	$176.6	$100.9	$204.3	$257.4	$156.9	$199.5	$120.8	$216.4	$264.8	$26.3	$22.9	$19.9	$12.1	$7.4
Special product quality adjustment	(4.3)	(0.2)	18.3	-	(16.9)	(4.3)	(0.2)	18.3	-	(16.9)	-	-	-	-	-
Restructuring charges	16.0	15.6	41.5	30.4	25.2	16.0	14.0	39.3	28.3	21.6	-	(1.6)	(2.2)	(2.1)	(3.6)
Items in losses (gains) and other expenses, net that are excluded from segment profit	4.5	11.2	(10.9)	5.2	3.7	4.9	4.3	(10.9)	5.2	3.7	0.4	(6.9)	-	-	-
Asset impairment	7.0	-	6.4	9.1	-	0.3	-	6.4	9.1	-	(6.7)	-	-	-	-
Goodwill Impairment	7.6	-	-	-	-	-	-	-	-	-	(7.6)	-	-	-	-
Interest expense, net	16.8	12.8	8.2	14.2	6.8	16.8	12.8	8.2	14.2	6.8	-	-	-	-	-
Other expenses, net	0.3	1.0	0.1	0.1	0.7	0.3	1.0	0.1	0.1	0.7	-	-	-	-	-

EBIT, a Non-GAAP measure	$178.5	$217.0	$164.5	$263.3	$276.9	$190.9	$231.4	$182.2	$273.3	$280.7	$12.4	$14.4	$17.7	$10.0	$3.8

Return on Sales ("ROS") (1)	5.4%	7.0%	5.8%	7.7%	7.5%	5.9%	7.7%	6.6%	8.2%	7.9%

Income from continuing operations, a GAAP measure	$88.3	$117.1	$61.8	$123.8	$165.7	$105.3	$132.3	$74.6	$131.8	$170.9	$17.0	$15.2	$12.8	$8.0	$5.2
Special product quality adjustment, after tax	(2.8)	-	11.3	-	-	(2.8)	-	11.3	-	-	-	-	-	-	-
Restructuring charges, after tax	10.6	10.0	30.0	20.7	15.8	10.6	9.0	28.6	19.4	13.6	-	(1.0)	(1.4)	(1.3)	(2.2)
Items in losses (gains) and other expenses, net after tax (2)	3.0	6.7	(7.1)	3.4	2.5	3.2	2.5	(7.2)	3.4	2.5	0.2	(4.2)	(0.1)	-	-
Asset impairment, after tax	4.5	-	4.3	9.1	-	0.2	-	4.3	9.1	-	(4.3)	-	-	-	-
Goodwill impairment, after tax	5.0	-	-	-	-	-	-	-	-	-	(5.0)	-	-	-	-
Tax items	-	-	-	-	(3.2)	-	-	-	-	(3.2)	-	-	-	-	-
Warranty program adjustment, after tax	-	-	-	-	(10.5)	-	-	-	-	(10.5)	-	-	-	-	-

Adjusted income from continuing operations, a non-GAAP measure	$108.6	$133.8	$100.3	$157.0	$170.3	$116.5	$143.8	$111.6	$163.7	$173.3	$7.9	$10.0	$11.3	$6.7	$3.0

Earnings per share from continuing operations - diluted, a GAAP measure	$1.65	$2.10	$1.09	$2.15	$2.39	$1.97	$2.37	$1.32	$2.26	$2.46	$0.32	$0.27	$0.23	$0.11	$0.07
Special product quality adjustment, after tax	(0.05)	-	0.20	-	-	(0.05)	-	0.20	-	-	-	-	-	-	-
Restructuring charges, after-tax	0.20	0.18	0.53	0.35	0.23	0.20	0.17	0.50	0.34	0.21	-	(0.01)	(0.03)	(0.01)	(0.02)
Items in losses (gains) and other expenses, net after tax (2)	0.06	0.12	(0.13)	0.05	0.04	0.06	0.04	(0.13)	0.05	0.04	-	(0.08)	-	-	-
Asset impairment, after-tax	0.08	-	0.08	0.16	-	-	-	0.08	0.16	-	(0.08)	-	-	-	-
Goodwill impairment, after-tax	0.10	-	-	-	-	-	-	-	-	-	(0.10)	-	-	-	-
Tax item	-	-	-	-	(0.05)	-	-	-	-	(0.05)	-	-	-	-	-
Warranty program adjustment, after-tax	-	-	-	-	(0.16)	-	-	-	-	(0.16)	-	-	-	-	-
Adjusted earnings per share from continuing operations - diluted, a non-GAAP measure	$2.04	$2.40	$1.77	$2.71	$2.45	$2.18	$2.58	$1.97	$2.81	$2.50	$0.14	$0.18	$0.20	$0.10	$0.05

Free Cash Flow, a non-GAAP measure
Net cash provided by operating activities	$76.2	$185.8	$225.5	$183.2	$239.9	$76.2	$185.8	$225.5	$183.2	$239.9	$-	$-	$-	$-	$-
Purchase of property, plant and equipment	(43.2)	(45.8)	(58.8)	(62.1)	(70.2)	(41.9)	(43.6)	(58.1)	(60.4)	(67.6)	$1.3	$2.2	$0.7	$1.7	$2.6
Free Cash Flow, a non-GAAP measure	$33.0	$140.0	$166.7	$121.1	$169.7	$34.3	$142.2	$167.4	$122.8	$172.3	$1.3	$2.2	$0.7	$1.7	$2.6

(1) ROS is defined as EBIT, a non GAAP measure, divided by Net sales
(2) Items in losses (gains) and other expenses net after tax include special legal contingency charge, acquisition costs, net change in unrealized gains and losses on open futures contracts, loss or gain on sale of entity and other items